Exhibit 10.10

Power of Attorney

I, Maodong Xu, a citizen of the People’s Republic of China (the “PRC”) with ID No. of [ ], shareholder of Beijing Wowo Tuan Information Technology Co., Ltd. (“Wowo Tuan”) who holds a 95% equity interest (“the Shareholding”) in Wowo Tuan., hereby irrevocably authorize Beijing Wowo Shijie Information Technology Co., Ltd. (“WFOE”) with the following powers and rights during the period of validity of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as its exclusive agent and attorney with respect to all matters concerning the Shareholding, including without limitation the right to: (1) call the shareholder’s meeting, accept the notice regarding the shareholder’s meeting and its discussion procedures, attend the shareholder’s meeting and execute all the shareholder resolutions represented by its equity interest; (2) exercise all the shareholder’s rights under the laws of China and Articles of Association of Wowo Tuan, including but not limited to shareholder’s voting rights, the sale or transfer or pledge or disposition of the Shareholding in part or in whole; and (3) elect, designate and appoint on behalf of myself the legal representative, the director, the supervisor, general manager, financial controller and other senior management members of Wowo Tuan.

The WFOE shall have the power and authority under this Power of Attorney to execute any transfer agreement stipulated in the Amended and Restated Exclusive Call Option Agreement to which the undersigned will be a party, and to perform the Amended and Restated Equity Pledge Agreement, the Amended and Restated Exclusive Consulting and Service Agreement and the Amended and Restated Exclusive Call Option Agreement, each of which is dated the date hereof and to which the undersigned is a party.  Exercise of such right will not have any restriction upon this Power of Attorney.

Unless otherwise provided under this Power of Attorney, all the actions associated with the Shareholding conducted by the WFOE can be in accordance with its own judgment and without any oral or written instruction from the undersigned.

All the actions associated with the Shareholding made by the WFOE shall be deemed as the action of the undersigned, and all documents relating to the Shareholding executed by the WFOE shall be deemed to be executed and acknowledged by the undersigned.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to the undersigned or obtaining the consent of the undersigned, but the WFOE shall immediately inform the undersigned afterwards. Exercise of such right shall not damage the rights and interests of the undersigned.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, for as long as the undersigned is a shareholder of Wowo Tuan.

During the term of this Power of Attorney, the undersigned hereby waives all of the rights associated with the Shareholding which have been authorized to the WFOE and will not exercise any such right by itself.

This Power of attorney is written by Chinese with an English translation. In the event of any discrepancy between the two versions, the Chinese version shall prevail.

By:	/s/ Maodong Xu

Dated: August 6th, 2014

Power of Attorney

I, Hanyu Liu, a citizen of the People’s Republic of China (the “PRC”) with ID No. of [   ], a shareholder of Beijing Wowo Tuan Information Technology Co., Ltd. (“Wowo Tuan”) who holds a 5% equity interest (“the Shareholding”)  in Wowo Tuan, hereby irrevocably authorize Beijing Wowo Shijie Information Technology Co., Ltd. (“WFOE”) with the following powers and rights during the period of validity of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as its exclusive agent and attorney with respect to all matters concerning the Shareholding, including without limitation the right to: (1) call the shareholder’s meeting, accept the notice regarding the shareholder’s meeting and its discussion procedures, attend the shareholder’s meeting and execute all the shareholder resolutions represented by its equity interest; (2) exercise all the shareholder’s rights under the laws of China and Articles of Association of Wowo Tuan, including but not limited to shareholder’s voting rights, the sale or transfer or pledge or disposition of the Shareholding in part or in whole; and (3) elect, designate and appoint on behalf of myself the legal representative, the director, the supervisor, general manager, financial controller and other senior management members of Wowo Tuan.

The WFOE shall have the power and authority under this Power of Attorney to execute any transfer agreement stipulated in the Amended and Restated Exclusive Call Option Agreement to which the undersigned will be a party, and to perform the Amended and Restated Equity Pledge Agreement, the Amended and Restated Exclusive Consulting and Service Agreement and the Amended and Restated Exclusive Call Option Agreement, each of which is dated the date hereof and to which the undersigned is a party.  Exercise of such right will not have any restriction upon this Power of Attorney.

Unless otherwise provided under this Power of Attorney, all the actions associated with the Shareholding conducted by the WFOE can be in accordance with its own judgment and without any oral or written instruction from the undersigned.

All the actions associated with the Shareholding made by the WFOE shall be deemed as the action of the undersigned, and all documents relating to the Shareholding executed by the WFOE shall be deemed to be executed and acknowledged by the undersigned.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to the undersigned or obtaining the consent of the undersigned, but the WFOE shall immediately inform the undersigned afterwards. Exercise of such right shall not damage the rights and interests of the undersigned.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, for as long as the undersigned is a shareholder of Wowo Tuan.

During the term of this Power of Attorney, the undersigned hereby waives all of the rights associated with the Shareholding which have been authorized to the WFOE and will not exercise any such right by itself.

This Power of attorney is written by Chinese with an English translation. In the event of any discrepancy between the two versions, the Chinese version shall prevail.

By:	/s/ Hanyu Liu

Dated: August 6th, 2014